SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        JANUARY 9, 2003



                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         Pennsylvania                 0-2616                    23-1666392
(State or Other Jurisdiction    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                    Identification No.)



1525 Cedar Cliff Drive, Camp Hill, Pennsylvania              17011
   (Address of Principal Executive Offices)                (Zip Code)



                                  717-761-4230
              (Registrant's Telephone Number, Including Area Code)


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                             FORM 8-K CURRENT REPORT


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     At a Special Meeting of Shareholders held on January 9, 2003, the common shareholders of Consumers Financial Corporation (the "Company") voted in favor of a proposal to reinstate the voting rights of the 2,700,000 shares of common stock of the Company owned by CFC Partners, Ltd. ("CFC Partners"). Such shares were issued to CFC Partners on August 28, 2002. However, under Pennsylvania laws, these new shares were not permitted to vote on any matters unless and until such voting rights were restored by the remaining common shareholders (i.e., excluding CFC Partners) through a solicitation of proxies. The 2,700,000 shares held by CFC Partners represent a 51.2% interest in the Company's outstanding common stock.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CONSUMERS FINANCIAL CORPORATION
                                                 Registrant



Date:  January 21, 2003                By  /S/ Donald J. Hommel
       ----------------                    -------------------------------------
                                           Donald J. Hommel
                                           President and Chief Executive Officer


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